Valneva SE 6-K

Exhibit 10.2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Execution Version

FOURTH AMENDMENT

This FOURTH AMENDMENT (this “Amendment”) is made and entered into as of January 3, 2022 (the “Fourth Amendment Effective Date”), by and among VALNEVA AUSTRIA GMBH, a company organized and existing under the laws of Austria (the “Borrower”), the Lenders party hereto (the “Lenders”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (together with its Affiliates, successors, transferees and assignees) as the administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to that certain Credit Agreement, dated as of February 3, 2020 (as amended by that Amendment and Waiver, dated as of June 24, 2020, as further amended by that Second Amendment, dated as of July 31, 2020, as further amended by that Third Amendment, dated as of January 15, 2021, as further amended by that Waiver, dated as of November 30, 2021, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to extend credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 8.4(b)(ii) of the Credit Agreement, Holdings, the Borrower, and its subsidiaries, on a consolidated basis, are required to meet a quarterly Revenue Base for each of the Fiscal Quarters ending March 31, 2022 and June 30, 2022 of €22,500,000 and €25,000,000, respectively;

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement and the Lenders have so agreed, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.       Amendments to Section 8.4. Effective as of the Fourth Amendment Effective Date, Section 8.4 of the Credit Agreement is hereby amended and restated in full as follows:

“Section 8.4. Financial Covenants.

(a) Liquidity. The Liquidity of Holdings, the Borrower and the Subsidiaries, on a consolidated basis, shall not (i) at any time on or prior to June 30, 2020, be less than €35,000,000, (ii) at any time from July 1, 2020 through but excluding the Third Amendment Effective Date, be less than €75,000,000, (iii) at any time from the Third Amendment Effective Date through and including December 31, 2022, be less than €50,000,000, and (iv) at any time on and after January 1, 2023, be less than €35,000,000.

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(b) Revenue Base.

(i) At all times (x) on or prior to June 30, 2020 and (y) after January 1, 2023, the Revenue Base of Holdings, the Borrower and its Subsidiaries, on a consolidated basis, for the most recently ended period of twelve consecutive months, shall not be less than €115,000,000.

(ii) At all times from January 1, 2021 through and including December 31, 2022 (except with respect to the Fiscal Quarters ending March 31, 2022 and June 30, 2022, for each of which there shall be no separate quarterly Revenue Base requirement, subject to subclauses (i) above and (iii) below), the Revenue Base of Holdings, the Borrower and its Subsidiaries, on a consolidated basis, for the most recently ended quarterly period, shall not be less than the amount set forth below opposite the period during which such quarterly period ends:

Date of Fiscal Quarter End	Quarterly Revenue Base
March 31, 2021	€14,000,000
June 30, 2021	€13,500,000
September 30, 2021	€16,000,000
December 31, 2021	€20,500,000
March 31, 2022	Not applicable
June 30, 2022	Not applicable
September 30, 2022	€27,500,000
December 31, 2022	€28,750,000

(iii) The Revenue Base of Holdings, the Borrower and its Subsidiaries, on a consolidated basis, for the six-month period ending June 30, 2022, shall not be less than €47,500,000.”

3.       Conditions to Effectiveness of Amendment. This Amendment shall become effective on the Fourth Amendment Effective Date upon (a) receipt by the Administrative Agent of a counterpart signature to this Amendment duly executed and delivered by the Borrower, the Lenders and the Administrative Agent, (b) receipt by OrbiMed of an amendment fee in an amount equal to [***] and (c) receipt by Deerfield of an amendment fee in an amount equal to [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

4.       Expenses. The Loan Parties shall pay all reasonable and documented out-of-pocket fees and expenses incurred by OrbiMed, Deerfield and the Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Loan Documents, including schedules and exhibits, or any amendments, supplements, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

5.       Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender, as of the effective date of this Amendment, as follows:

(a)       After giving effect to this Amendment, the representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects (except with respect to any representations and warranties that are qualified by materiality or Material Adverse Effect, which representations and warranties are true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case, each is true and correct in all material respects (except with respect to any representations and warranties that are qualified by materiality or Material Adverse Effect, which representations and warranties are true and correct in all respects) as of such earlier date.

(b)       No Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Amendment.

6.       No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or any Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents. This Amendment is not intended by the parties hereto to be, and shall not be construed to be, a novation of the Credit Agreement or any other Loan Document or an accord and satisfaction with respect thereto.

7.       Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

(a)       WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

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(b)       FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)       IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)       THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e)       THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

(f)       THE RELEASING PARTIES ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

8.       No Inside Information. The Borrower, on its own behalf and behalf of Holdings, hereby represents and warrants to the Lenders and the Administrative Agent that (a) the terms of this Fourth Amendment do not constitute Inside Information, and (b) no other Inside Information has been provided to any Public-Side Lender on or prior to the Fourth Amendment Effective Date. Without limiting the provisions of Section 7.15 of the Credit Agreement, the parties hereto hereby agree that neither any Loan Party nor the Administrative Agent shall, and each such Person shall cause each of its employees, officers, directors (or equivalent persons), Affiliates, attorneys, agents and representatives not to, provide any Public-Side Lender or any of its attorneys, agents or representatives (other than the Administrative Agent and its Outside Counsel) with any Inside Information from and after the Fourth Amendment Effective Date without the express prior written consent of such Public-Side Lender (which consent may be provided by written notice to the Borrower in a specified case or on an ongoing basis (subject in any case to such Public-Side Lender’s right to withdraw such consent in a subsequent written notice to the Borrower)).

9.       Counterparts; Governing Law. This Amendment may be executed by the Parties in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the Borrower, the Lenders and the Administrative Agent shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Amendment by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

10.       Direction. The Lenders party hereto, constituting Required Lenders under the Credit Agreement, hereby authorize and direct the Administrative Agent to execute and deliver this Amendment.

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

VALNEVA AUSTRIA GMBH,
as the Borrower

By:	/s/[***]
Name: [***]
Title: [***]

By:	/s/[***]
Name: [***]
Title: [***]

Signature Page to Fourth Amendment

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORBIMED ROYALTY & CREDIT OPPORTUNITIES III, LP,
as a Lender

By:	OrbiMed ROF III LLC,
its General Partner

By:	OrbiMed Advisors, LLC,
its Managing Member

By:	/s/[***]
Name: [***]
Title: [***]

Signature Page to Fourth Amendment

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

DEERFIELD PARTNERS, L.P.,
as a Lender

By:	Deerfield Mgmt, L.P.,
its General Partner

By:	J.E. Flynn capital, LLC,
its Managing Member

By:	/s/[***]
Name: [***]
Title: [***]

Signature Page to Fourth Amendment

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/[***]
Name: [***]

Title: [***]

Signature Page to Fourth Amendment